 EXHIBIT 32-A

EXHIBIT 32-a: Rule 13a-14(b) Certification of CEO and CFO

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Healthtech Solutions, Inc. (the “Company”) certifies that:

1.           The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 22, 2021	By: /s/ Manuel Iglesias
Manuel Iglesias, Chief Executive and Financial Officer